Exhibit 99.1

FORM OF SUBSCRIPTION AGREEMENT

GTY Technology Holdings Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

Ladies and Gentlemen:

The Investor (the “Investor”) hereby confirms its agreement with GTY Technology Holdings Inc., a Massachusetts corporation (the “Company”), as follows:

1. Purchase and Sale. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the number of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), set forth below for the purchase price per share set forth below (the “Purchase Price”).

2. Closing. The completion of the purchase and sale of the Common Stock (the “Closing”) shall occur, in accordance with Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, and unless otherwise agreed upon by the Company, at the offices of Winston & Strawn LLP, 35 W. Wacker Drive Chicago, IL 60601 at 10:00 a.m. Eastern time on December [•], 2020 (the “Closing Date”). At the Closing, (a) the Company shall cause to be delivered to the Investor the number of shares of Common Stock set forth on the signature page hereto registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Common Stock being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3. Representations of the Investor.

(a) The Investor represents to the Company that (a) it has had no material relationship (exclusive of any investments by the Investor in the Company’s securities) within the past three years with the Company or persons known to it to be affiliates of the Company and (b) it is not a FINRA member or an Associated Person of a FINRA member (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing.

(b) The Investor represents to the Company that the Investor has had made available to it by the filing by the Company of an electronic version thereof with the Commission (as defined below) the Prospectus (as defined below) which is a part of the Company’s Registration Statement (as defined below) and the documents incorporated by reference therein (collectively, the “Filed Documents”), prior to or in connection with the receipt of this agreement (this “Subscription Agreement”).

(c) Since the time of the initial conversation between the Company and the Investor regarding pricing information relating to the Offering, the Investor has not, directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, disclosed any information regarding such pricing information to any third parties (other than its legal, accounting and other advisors) or engaged in any transactions in the securities of the Company (including, without limitations, any short sales (as defined in Rule 200(a) of Regulation SHO) involving the Company’s securities). The Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed.

4. Representations of the Company.

(a) The Company hereby represents to the Investor that the Company is duly incorporated, validly existing and in good standing under the laws of the State of Massachusetts. The Company has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Company hereby represents to the Investors that, as of the Closing Date, the Common Stock will be duly authorized and, when issued and delivered to the Investor in exchange for the Purchase Price in accordance with the terms of this agreement, the Common Stock will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive or similar rights created under the Company’s certificate of incorporation (as amended as of the Closing Date) or under applicable law.

(c) The Company hereby represents to the Investors that, each of the Registration Statement, any post-effective amendment thereto has been declared effective under the Securities Act of 1933, as amended (the “Securities Act”), on November 25, 2020 and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated.

5. Settlement.

(a) In order to effect the settlement of the Common Stock purchased by the Investor with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, on the Closing Date, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Common Stock being purchased by the Investor to the following account designated by the Company:

Bank Name:
ABA #
Account Name:
Account Number:
Reference:

(b) In order to effect the settlement of the Common Stock purchased by such Investor through the DTC’s DWAC delivery system, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Common Stock being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), to credit such account or accounts with the Common Stock. Such DWAC instruction shall indicate the settlement date for the deposit of the Common Stock, which date shall be the Closing Date. At the Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Common Stock pursuant to the information contained in the DWAC.

6. Confirmation of Sale. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s signed counterpart to this Subscription Agreement, together with the filing by the Company of an electronic version of the Prospectus with the Commission), shall constitute written confirmation of the Company’s sale of Common Stock to the Investor.

7. Manner of Offering. The Company represents and warrants that the offering and sale of the Common Stock (the “Offering”) are being made pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-250152) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) in compliance with the Securities Act, including the Prospectus contained therein (the “Prospectus”) which has been made available to the Investor by the filing by the Company of an electronic version thereof with the Commission. No offer by the Investor to buy Common Stock will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Prospectus Supplement to the Prospectus and the Company has accepted such offer by countersigning a copy of this Subscription Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Prospectus Supplement to the Prospectus and this Subscription Agreement is accepted and countersigned by or on behalf of the Company.

8. Survival. Notwithstanding any investigation made by any party to this Subscription Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription Agreement, the delivery to the Investor of the Common Stock being purchased and the payment therefor.

9. Miscellaneous.

(a) All notices and other communications given or made pursuant to this Subscription Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attn: TJ Parass, email: tjparass@gtytechnology.com, with a copy to the Company’s counsel at: Winston & Strawn LLP, 35 W. Wacker Drive Chicago, IL 60601-9703, Attn: Carol Anne Huff, Esq., email: chuff@winston.com.

All communications to the Investor shall be sent to the Investor’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 5(a).

(b) Neither this Subscription Agreement nor any rights that may accrue to the Investor may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Company for the sale of the Common Stock hereunder may be transferred or assigned.

(c) The Company may request from the Investor such additional information as the Company may deem necessary to evaluate the eligibility of the Investor to acquire the Common Stock, and the Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(d) The Investor acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Investor agrees that the purchase by the Investor of the Common Stock from the Company at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase. The Company acknowledges that the Investor will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify the Investor if any of the acknowledgements, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Company agrees that the sale by it of the Common Stock to the Investor at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such sale.

(e) Each of the Company and the Investor is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f) This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as specifically set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(h) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. THE PARTIES (I) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (B) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (C) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[Remainder of Page Left Blank Intentionally. Signature Page Follows.]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

NAME OF INVESTOR:

By:
Name:
Title:
Dated:	_________ ___, 2020

Address:
E-Mail:
Phone Number:

Number of Shares of Common Stock to be Purchased:

Purchase Price Per Share:

Aggregate Purchase Price:

Exact name that the Investor’s shares are to be registered in:

Relationship between the Investor and the registered holder:

Mailing address of the registered holder:

Social Security Number or Tax Identification Number of the registered holder:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the shares of Common Stock are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the shares of Common Stock:

Account Number at DTC Participant being credited with the shares of Common Stock:

Existing Continental Stock Transfer & Trust Company Account Number (if applicable):

Agreed and Accepted

this _____ day of _____________, 2020:

GTY TECHNOLOGY HOLDINGS INC.
By:
Name:
Title: